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                                                                   Exhibit 10.58

                                                            NN LEASE FORM 123194
                                                             PROJECT North Point
                                                               LENDER APP. _____

                                                                    Rev. 1-24-95
                                                                    Rev. 7-25-96

                                 LEASE AGREEMENT

      THIS LEASE is made as of the 14th day of August, 1996 by and between NORTH POINT ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter referred to as "Landlord") and COMMONWEALTH SCIENTIFIC CORPORATION, a Virginia corporation, (hereinafter referred to as "Tenant").

                                   WITNESSETH:

            In consideration of the mutual agreement hereinafter set forth, the parties do hereby mutually agree as follows:

      1. Premises. Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord, for the term and upon the conditions hereinafter provided, approximately 4,250 square feet of space (hereinafter referred to as the "Demised Premises") commonly known as 828 North Henry Street, Alexandria, Virginia 22314 within the North Point office building complex (the building and land being hereinafter referred to as the "Property"), together with a license hereinafter described to the non-exclusive use, in common with others, of such parking spaces and other facilities designed for common use as may be installed by Landlord. The Demised Premises are outlined in red on the plan attached hereto marked as Exhibit A and incorporated herein by reference, and shall be deemed to be the total square footage described herein, regardless of actual measurement.

      2. Term. (a) The Demised Premises are leased for a term (hereinafter referred to as the "Term") commencing on the 15th day of September, 1996 (or as soon thereafter as Landlord shall have made the Demised Premises available for the Tenant's use and occupancy) and ending on the 14th day of September, 2001, unless the term shall sooner cease or expire as hereinafter provided.

            (b) Omitted.

            (c) The taking of possession of the Demised Premises shall be deemed an acceptance of the same by Tenant.
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            (d) After the lease commencement date, upon request of either party,
Landlord and Tenant shall promptly execute, acknowledge and deliver to one another a written instrument certifying the lease commencement date and expiration date.

            (e) If Landlord is unable to deliver possession of the Demised Premises to Tenant by reason of the holding over or retention of possession by any tenant or occupant, the lease commencement date shall be extended for such period of time as may be reasonably necessary to enable Landlord to evict such tenant or occupant and to deliver possession of the Demised Premises to Tenant.

      3. Rental. (a) Tenant shall pay as rent (hereinafter referred to as "Rent") for the Demised Premises the sum of Forty Thousand Three Hundred Eighty Dollars ($40,380.00.00) per annum, payable in equal monthly installments of Three Thousand Three Hundred Sixty Five Dollars ($3,365.00), the first installment payable on the execution of this Agreement and the remaining installments payable in advance on the first day of each and every month beginning October 1, 1996 at the office of Landlord herein designated (or at such other place as Landlord may designate in a notice to Tenant), without prior demand therefor and without any set off, deduction or counterclaim whatsoever.

      4. Additional Rent. (a) Tenant shall pay Landlord as additional rent (hereinafter referred to as "Additional Rent") its pro rata share (as hereinafter defined) of Taxes and Assessments and Common Area Maintenance Expenses (as hereinafter defined).

            (b) For purpose of this Lease:

                  (i) pro rata share shall mean six and two tenths percent (6.2%) representing the ratio that the area of the Demised Premises bears to the total rentable area in the building.

                  (ii) "Taxes and Assessments" shall mean all taxes and assessments and governmental charges (including personal property and real estate taxes), whether federal, state, county or municipal, and whether by taxing districts or authorities presently taxing the Property or by others subsequently created, and any other taxes and assessments (including franchise taxes) attributable to the Property or its operation, whether or not directly paid by Landlord, excluding however, federal and state taxes on income, unless such income taxes replace real estate taxes. Taxes and Assessments shall be the amount due in cash for any year and shall not be determined on an accrual or fiscal year basis. It is agreed that Tenant shall be responsible for ad valorem taxes on its personal property.

                  (iii) "Common Area Maintenance Expenses" shall mean the cost of maintenance and operation of the common areas of the Property, which shall include without limitation the costs of insuring the Property for all hazard loss and liability coverage, and the cost and upkeep of all parking and common areas, removal of litter and debris from the common areas (excluding, however, tenant trash dumpster service, which shall be the responsibility of each


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respective tenant), maintenance and utility expense of any common area lighting, snow removal, landscaping and any other similar expense.

            (c) Landlord shall endeavor to give to Tenant on or before the first day of April of each year a statement prepared by Landlord's certified public accountant of the increase in the Additional Rent payment by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of his right to require an increase in Additional Rent. Upon the commencement of the Lease, Tenant shall pay with its Rent in advance in monthly installments the Additional Rent based upon the Landlord's budget for such Costs of Taxes and Assessments and Common Area Maintenance Expenses for that calendar year. At the commencement of the next calendar year, the Tenant shall pay an amount equal to 110% of the Additional Rent payable each month of the preceding calendar year, which amount shall be used as an estimate for said current year. If the actual Costs of Taxes and Assessments and Common Area Maintenance Expenses exceeds in any calendar year the budget estimate of the Landlord, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to its pro rata share of such total amount of the Costs of Taxes and Assessments and Common Area Maintenance Expenses, less the total of the monthly installments of estimated Costs of Taxes and Assessments and Common Area Maintenance Expenses paid in previous calendar year for which comparison is then being made; and the estimated monthly installments to be paid for the next year following said comparison year, shall be adjusted to reflect 110% of such actual amount in the manner set forth above. If in any year the Tenant's share of direct expenses shall be less than the preceding year, then upon receipt of Landlord's statement, any other payment made by Tenant on the monthly installment basis provided above shall be credited toward the next monthly Rent falling due and the estimated monthly installments of Taxes and Assessments and Common Area Maintenance Expenses to be paid shall be adjusted to reflect such lower amount for the most recent comparison year. Upon termination of this Lease, any money owed by one party to the other shall be promptly paid

            (d) Should this Lease commence or terminate at any time other than the first day of a calendar year, the cost adjustment referred to in Paragraphs 4(a), 4(b) and 4(c) shall be calculated for the commencement or termination year on a pro rata basis. Tenant shall only pay the cost adjustment for the calendar days during which Tenant leases the Demised Premises.

            (e) Each statement provided by Landlord pursuant to this paragraph shall be conclusive and binding upon Tenant unless fifteen (15) days after receipt of the statement, Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the respects in which the statement is claimed to be incorrect. Tenant shall then have the right to request that Landlord provide, at Tenant's expense, an audit of its books and records relating to the statement. Pending determination of the dispute, Tenant shall pay within ten (10) days from notice any amounts due from Tenant in accordance with the statement, but such payment shall be without prejudice to Tenant's position.

      5. Rent Adjustment. (a) In addition to the Rent and Additional Rent hereinabove set forth, it is understood and agreed that the basic monthly Rent of $3,365.00______ hereinabove set forth shall be increased each subsequent lease year following the first lease year during the Term


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of this Lease on the first day of each such lease year which is hereby designated September 15, by an amount (hereinafter, the "Annual Increase" and which shall be deemed to be Rent herein) measured by 30% of any increase in the United States Bureau of Labor Statistics, Consumer Price Index for All Urban Wage Earners, All Items for Washington, D. C. SMSA (1967 = 100) (hereinafter referred to as the "Index"). Such Annual Increase, if any, shall be computed as follows:

                  The basic monthly Rent shall be multiplied by a fraction, the numerator of which shall be the most recently published monthly Index preceding the first day of the lease year for which such annual adjustment is to be made, and the denominator of which fraction shall be the corresponding monthly Index immediately preceding the commencement date of the term of this Lease. This will yield an "adjusted basic monthly Rent". The basic monthly Rent shall be subtracted and the difference multiplied by 30%; which shall be deemed the monthly Annual Increase to be added to the basic monthly Rent.

            (b) If such Index shall be discontinued with no successor or comparable successor Index, the parties shall attempt to agree upon a substitute formula. If the parties are unable to agree upon a substitute formula, then the matter shall be determined by arbitration in accordance with the rules of the American Arbitration Association then prevailing with the understanding that it is the intent of the parties that the Rent shall be adjusted based on the components for the current Index to the extent possible.

      6. Past Due Rent and Late Charges. If Tenant shall fail to pay, when the same is due and payable, any Rent or any additional Rent, or any other amounts or charges, such unpaid amounts shall bear interest from the due date thereof to the date of payment as hereafter provided. In addition, Tenant shall pay to Landlord, as a late charge, four percent (4%) of any payment required to be made by Tenant which is more than five (5) days late.

      7. Use of Demised Premises. (a) Tenant may use and occupy the Demised Premises solely for purposes of general office, fabrication and assembly, engineering, research and development, testing and repair, water processing, storage of materials, and machine shop use subject to, and in accordance with all other provisions of this Lease and all applicable zoning and other governmental regulations. Tenant shall not abandon or substantially abandon the Demised Premises. Tenant shall not obstruct, interfere, or conflict with, the rights of other tenants, or conflict with the fire laws or regulations, or with any insurance policy upon the Property or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by local, state or federal governments, not shall Tenant use or permit the Demised Premises, or any part thereof, to be used for any disorderly, unlawful or extra hazardous purposes, nor for any purpose other than hereinabove specified.


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            (b) The Tenant shall not manufacture, store, install, discharge, release, discard, incinerate, burn or otherwise use, introduce or dispose of any of the following substances on the Property, in the Demised Premises, into or through the sewer, drainage system, ground, or the air:

                  (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder;

                  (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder;

                  (iii) any "hazardous waste" or "hazardous substance" as may be defined by any applicable local, county, state, commonwealth or other federal law, as amended from time to time, and regulations promulgated thereunder;

                  (iv) asbestos or asbestos containing material;

                  (v) polychlorinated biphenyls in concentrations greater than 50 parts per million;

                  (vi) any other material or substance, whether solid, gaseous or liquid, the presence of which is prohibited by any law similar to those set forth in this Subsection or otherwise addressing environmental or health matters.

         (c) Notwithstanding subparagraph (b) above, nothing herein shall preclude Tenant from conducting operations and using and disposing of substances and materials in the normal course of its business in accordance with both federal law and the hazardous waste permits issued and maintained with the City of Alexandria, shown on Exhibit B, annexed hereto and incorporated herein, provided that such substances and materials have been expressly approved by the Landlord, which approval shall be granted in its sole and absolute discretion. All substances used in or upon the Demised Premises shall be delivered, used, removed, and disposed of in accordance with all applicable federal, state and local laws. The Tenant shall indemnify the Landlord and any lender secured by the Demised Premises for any damages, cost or expense, including attorney fees, incurred as a result of the breach of the Tenant's covenant in this Paragraph 7.

      8. Common Areas. All common areas and facilities not within the Demised Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas shall be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

      9. Parking. Tenant shall have the right during normal business hours to the use of its pro rata share of parking spaces on the Property. All automobile parking areas shown on the plans for the Property shall be under the sole and exclusive control of the Landlord. Use by all


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tenants, their officers, agents, employees and visitors, shall be subject to reasonable rules for the use thereof which may from time to time be promulgated by Landlord, including, but not limited to, rules designating areas for employee parking, assignment of specific spaces to any tenant, controlling of ingress and egress, locating and arranging spaces, and generally maintaining the parking lot in the manner, in Landlord's discretion, as is consistent with the use of the areas by all tenants. Landlord shall have the right to grant to any tenant an exclusive revocable license to the use of certain parking spaces, and the Tenant shall have the right to use only those parking spaces on the Property specifically assigned to the Tenant or designated for common use.

      10. Omitted.

      11. Subletting and Assignment. Tenant shall not sublet the Demised Premises or any part thereof or transfer possession or occupancy thereof to any person, firm or corporation or transfer or assign this lease without the prior written consent of the Landlord, which shall not be unreasonably withheld, and subject to Landlord's right to sublet hereinafter described, nor shall any subletting or assignment hereof be effected by operation of law or otherwise than by the prior written consent of the Landlord. If Tenant is a corporation, any transfer of a majority of Tenant's issued and outstanding capital stock shall be deemed an assignment under this paragraph. If Tenant is a partnership, any transfer of any interest in the partnership or other change in the composition of the partnership which results in a change in the management of Tenant from the person(s) managing the partnership on the date hereof shall be deemed an assignment under this paragraph. In the event Tenant desires to assign this Lease or sublet all or any portion of the Demised Premises, Tenant shall give to Landlord thirty (30) days written notice of Tenant's intention so to do. Within thirty (30) days after receipt of said notice, Landlord shall have the right to sublet the Demised Premises from Tenant at the same Rent and Additional Rent stipulated herein, regardless of the rental rate that Tenant may otherwise be able to obtain upon assignment or subletting to others. In the event Landlord has not exercised its right to sublet the Demised Premises as provided above in this paragraph, Tenant may assign this Lease or sublet all or a portion of the Demised Premises as set forth in the notice after first obtaining the written consent of Landlord, which consent may be withheld for reasonable cause. If Tenant does not so assign or sublet within sixty (60) days of the original notice to Landlord pursuant to this paragraph, then Tenant shall again be required to comply with the notice provisions hereof, and Landlord shall again have the right to sublet. The consent by Landlord to any assignment, transfer or subletting to any party shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of Rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from giving Landlord said thirty (30) days notice or from obtaining the consent in writing of Landlord to any future assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

      12. Upkeep of Demised Premises and Surrender. (a) Tenant shall keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, shall take good care


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thereof, and shall suffer no waste or injury thereto. Tenant shall make all repairs to the Demised Premises caused by any negligent act or omission of Tenant, or its employees or invitee.

            (b) Tenant shall provide at its expense (i) periodic maintenance, including the replacement of filters as often as may be necessary, to all base building heating, ventilating and air conditioning equipment, and (ii) servicing of such equipment by a qualified service contractor at least twice a year (spring and fall) in accordance with manufacture's maintenance standards.

            (c) The Landlord shall have the right to install a security light upon the exterior of the Demised Premises and to connect it to the Tenant's electrical service. In such event Tenant at its expense shall provide electric current to such fixture.

            (d) Tenant shall maintain, replace and repair any plate glass in or about the walls, doors or windows of the Demised Premises.

            (e) Tenant shall at the expiration or other termination of the Term of this Lease, surrender and deliver up the Demised Premises, broom clean, in the same order and condition as the same now is or shall be in at the commencement of the Term hereof, ordinary wear and tear excepted. Upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Demised Premises.

      13. Alterations. (a) Tenant shall not make any alterations, installations, changes, replacements, additions or improvements (structural or otherwise) in or to the Demised Premises or any part thereof without the prior written consent of Landlord.

            (b) The Tenant shall provide the Landlord in timely manner with complete working drawings of any improvements or alterations within the Demised Premises approved by the Tenant. Any such improvements or alterations shall be constructed in a reasonable period of time after receipt of such working drawings by the Landlord at the expense of Tenant, unless the Landlord expressly waives its right to perform such construction. Any revision or modification to the approved drawings after commencement of construction shall be grounds for a reasonable extension of the period of construction within the Demised Premises. In the event that the Tenant shall fail to provide drawings which it has approved in sufficient time to permit completion of construction within the Demised Premises prior to the lease commencement date, the lease commencement date shall not be extended, and Tenant shall take possession of the Demised Premises and commence rental payments as otherwise provided herein, without abatement of any kind, even though construction may not be complete, nor an occupancy permit issued.

            (c) It is expressly understood that all alterations, installations, or improvements, including wall-to-wall carpet, upon or within the Demised Premises (whether with or without the Landlord's consent), shall remain upon the Demised Premises and shall be surrendered with the Demised Premises at the expiration of the Lease without disturbance, molestation or injury, or, at the election of the Landlord shall be removed by the Tenant at its cost prior to the date of lease termination. Should Landlord elect that alterations, installations, changes, replacements, additions to or improvements made by Tenant without the Landlord's


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consent upon the Demised Premises be removed upon termination of this Lease,
Tenant hereby agrees to cause the same to be removed at Tenant's sole cost and expense and to restore the Demised Premises to its original condition and should Tenant fail to remove the same, then and in such event Landlord may cause same to be removed at Tenant's expense and Tenant hereby agrees to reimburse Landlord for the cost of such removal together with any and all damages which Landlord may suffer and sustain by reason of the failure of the Tenant to remove the same, which cost and damages shall be deemed to be Additional Rent.

            (d) In the event Landlord shall permit the Tenant to make any alterations, said alterations shall be performed in a good and workmanlike manner in accordance with all applicable legal requirements.

            (e) If any mechanic's lien is filed against the Demised Premises or the Property for work or material claimed to have been done for, or furnished to, Tenant, such mechanic's lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense by payment thereof or posting such bond or paying such amount as will effect a release of such lien. If Tenant shall fail to discharge or obtain the release of any such mechanic's lien, Landlord may, at its option, discharge or release the same and treat the cost thereof as Additional Rent payable with the monthly installment of Rent next becoming due; and such discharge or release by Landlord shall not be deemed to waive the default of Tenant in not discharging or releasing the same. Tenant shall indemnify and hold Landlord and the holders of any mortgages or deeds of trust on the Property harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise by reason of the making of any alterations.

      14. Floor Loading. Landlord shall have the right to prescribe the weight, method of installation and position of heavy fixtures or equipment. Tenant shall not install in the Demised Premises any fixtures, equipment or machinery that shall place a load upon any floor exceeding the floor load per square foot area which said floor was designed to carry. Tenant agrees that all damage done to the Property by taking in or removing article of Tenant's equipment, or due to its being in the Demised Premises shall be repaired at the expense of Tenant. Tenant agrees promptly to remove from the public area any of Tenant's property there delivered or deposited.

      15. Tenant's Equipment. (a) Tenant shall not install any equipment of any kind or nature whatsoever which may necessitate any changes, replacements or additions to, or in the use of the water, heating, air conditioning, plumbing or electrical systems of the Property, without first obtaining the prior written consent of Landlord, which may be given or withheld in Landlord's sole and absolute discretion. Permitted machinery and equipment belonging to Tenant which cause noise or vibrations that may be transmitted to any part of the Property to such a degree as to be objectionable to Landlord or to any tenant of the Property shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibrations.

            (b) Maintenance and repair of equipment such as separate air conditioning equipment or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant and Landlord shall have no obligation in connection therewith.


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      16. Notice of Defects. Tenant shall give Landlord prompt notice of any defects or breakage in the structure, equipment or fixtures of the Demised Premises or Property.

      17. Liability. (a) Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Demised Premises. Landlord shall not be liable for any accident or injury to any person or persons or property in or about the Demised Premises or the Property which are caused by the conduct and operation of said business or by virtue of equipment or property of Tenant in the Demised Premises. Tenant agrees to hold Landlord and the holders of any mortgages or deeds of trust on the Property harmless against all such claims. Tenant shall indemnify and hold harmless Landlord and the holders of any mortgages or deeds of trust on the Property from and against any loss, damage or liability occasioned by or resulting from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees or invitee, or persons permitted in the Demised Premises by Tenant.

            (b) Landlord shall not be liable for any accident or damage caused by electric light or wires or any accident or damage which may occur through the operation of heating, air conditioning, lighting or plumbing apparatus, or any accident or injury occurring in connection with the Property and its services. All personal property of Tenant in the Demised Premises or on the Property shall be at the sole risk of Tenant. Landlord shall not be liable for loss or damage to property of Tenant caused by rain, snow, water or steam that may leak into or flow from any part of the Property through any defects in the roof or plumbing or from any other source, including but not limited to acts or omissions on the part of other tenants of Property or persons using the Property or present therein. It is understood and agreed that Tenant covenants to save Landlord and the holders of any mortgages or deed of trust on the Property harmless and indemnified from all loss, damage, liability or expense incurred by reason of Tenant's neglect in its use of the Demised Premises or the Property or any part thereof including the use of the water, steam, electric or other systems, and the injury, loss or damage to any person or party upon the Demised Premises.

      18. Signs. Tenant agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or the inside of the Demised Premises, or the Property, except adjacent to the doors of the offices, and then only in such size, color and style as Landlord in its discretion shall approve. Landlord shall have the right to prohibit any sign, advertisement, or notice of Tenant which in the Landlord's opinion tends to impair the appearance or reputation of the Property or its desirability as a building for general offices, and upon written notice from Landlord Tenant shall refrain from and discontinue such advertisement and Landlord in addition to its other remedies for default hereunder, shall have the right to remove the same, and Tenant shall be liable for any and all costs and expenses incurred by said removal.

      19. Ordinances, Regulations and Rules. (a) Tenant shall at Tenant's cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon Tenant by the ordinances, laws, and/or regulations of local, state or federal governments, or by any of their various departments or agencies, whether required of Landlord or otherwise to be done or performed during the term of this Agreement, insofar as they are occasioned by or required in the conduct of the business of Tenant or its occupancy of the Demised Premises. Tenant shall


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indemnify and save Landlord and the holders of any mortgages or deeds of trust on the Property harmless from all penalties, claims and demands resulting from failure or negligence in this respect.

            (b) Tenant, its agents, employees and visitors, shall abide by and observe the rules and regulations set forth below and such other reasonable rules and regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Property provided a copy thereof is sent to Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents or invitee.

                  (i) The sidewalks, entries, receiving areas, parking lot and other parts of the Property which are not occupied by Tenant shall not be obstructed.

                  (ii) Tenant shall not install or permit the installation of any exterior awnings, shades, and the like other than those approved by Landlord in writing.

                  (iii) No additional locks shall be placed upon any doors of the Demised Premises unless a key to any such lock is first given to the Landlord.

                  (iv) Tenant shall not construct, maintain, use or operate within the Demised Premises or elsewhere on the Property any equipment or machinery which produces music, sound, noise or vibration which is audible or detectable beyond the Demised Premises.

                  (v) Electric and telephone distribution boxes and air conditioning equipment must remain accessible at all times.

                  (vi) Tenant shall locate its dumpster or trash container only next to its loading dock in a manner which does not interfere with other tenant's use or enjoyment of their space. All dumpsters or trash containers must be kept closed and must be maintained in a sanitary manner.

                  (vii) No animals of any kind shall be brought into or kept about the Building by any tenant.

      20. Indemnity. Except in the event of Landlord's primary negligence directly causing the loss giving rise to the claim, Tenant shall indemnify Landlord and its agents and employees, the landlord of any underlying lease, and the holders of any mortgages or deeds of trust on the Property and save them harmless from and against any and all claims, actions, damages, liabilities and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Demised Premises, or the occupancy or use by Tenant of the Demised Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, permitted subtenants, invitee


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or licensees, or resulting from any default, breach, violation or non-performance of this Lease by Tenant. In the event that Landlord or its agents and employees shall, without fault on their part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord, the landlord of any underlying lease, and the holders of any mortgages or deeds of trust on the Property harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid in connection with such litigation. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against Landlord in connection with the foregoing.

      21. Entry for Repairs and Inspections. (a) Tenant shall permit Landlord, or its representatives, to enter the Demised Premises, at all reasonable times, without diminution of the Rent and Additional Rent payable by Tenant, to examine, inspect and protect the same, and to make such alterations and/or repairs as in the judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants, mortgagees or purchasers.

            (b) If Tenant refuses or neglects to repair the Demised Premises as required hereunder to the reasonable satisfaction of Landlord as soon as is reasonably possible, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty percent (20%) for overhead, upon presentation of a bill therefore, as Additional Rent.

            (c) Landlord shall at all times have an easement and the right to enter in and through the Demised Premises for installation and maintenance of utility connections and facilities reasonably necessary to provide services to other portions of the Property and the common areas; provided, however, to the extent reasonably possible the exercise of such rights shall not unreasonably interfere with the operation of the Tenant's business.

            (d) Landlord's entrance upon the Demised Premises occasioned by this paragraph shall not constitute an eviction of Tenant in whole or in part and the Rent and Additional Rent reserved shall in no manner abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise.

      22. Services and Utilities. (a) The Tenant at its cost shall provide for its own use the following:

                  (i) all utilities in and for the Demised Premises, including without limitation, electric, gas, sewer, water, telephone and cable utility services;

                  (ii) all janitorial, cleaning and char services;

                  (iii) all servicing, maintenance, repair and replacement of electric lighting, electric service, plumbing, plumbing fixtures, supplemental heating, ventilating and air conditioning equipment, and other mechanical and electrical equipment within the Demised Premises, including tenant improvements and fixtures;

                  (iv) servicing, maintenance and repair of the base building heating, ventilating and air conditioning equipment by a qualified service contractor; and

                  (v) trash removal service from such dumpster location or locations on the grounds of the Property as Landlord may designate.

            (b) Provided that the Tenant is not in default under any provision of this Lease, the Tenant has not been negligent in its use of any heating, ventilating and air conditioning equipment, and Tenant has periodically maintained such equipment as required herein, under a service contract with a qualified service contractor, Landlord shall replace or rebuild any such equipment which, as a result of normal usage and depreciation, fails to function despite Tenant's maintenance and repair;

            (c) Any failure by Landlord to furnish the foregoing services shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction to Tenant, nor work an abatement of Rent, nor relieve Tenant from Tenant's obligations hereunder.

      23. Insurance. (a) Tenant shall not conduct or permit to be conducted any activity or place any equipment in or about the Demised Premises which will, in any way, increase the rate of insurance premiums on the Property. If any increase in the rate of insurance premiums is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor, within ten (10) days of receipt of written notice, said sum shall be deemed to be Additional Rent.

            (b) Landlord shall insure the building, of which the Demised Premises are a part, against damage by fire, including extended coverage, in any amount Landlord in its sole discretion shall deem adequate, and shall maintain such insurance throughout the term hereby demised. Tenant shall insure all of its property in the Demised Premises against damage by fire, including extended coverage, in an amount as shall be determined by the Landlord in consultation with Tenant, and Tenant shall maintain such insurance throughout the term hereby demised. In addition, Tenant shall also maintain with respect to the Demised Premises, comprehensive public liability insurance, with minimum limits of $500,000/$1,000,000 per personal injury, and $100,000 for property damage. Tenant shall maintain the insurance coverage required herein with a company or companies acceptable to Landlord, insuring the Landlord and its managing agent as additional named insured, as well as Tenant, against bodily injury to or death of persons, and against property damage as herein provided. Tenant shall deliver certificates of insurance indicating the above specified coverage to the Landlord upon the commencement of the Term of this Lease, and continuing evidence of such coverage annually or upon request. Such insurance policy or policies shall be reasonably satisfactory to Landlord and shall provide that it
(they) cannot be canceled without at least thirty (30) days prior written notice to the Landlord. Tenant agrees to cause a waiver of subrogation to be included in its policies of fire and extended coverage insurance, if obtainable from its insurers. In the event Tenant shall fail to maintain the public liability insurance coverage required by this paragraph, Landlord may, at its option, pay the same and treat the cost of the premiums as Additional Rent payable with the monthly installment of Rent next becoming due.

      24. Damage by Fire or Other Casualty. If the Property shall be partially damaged by fire or other cause, other than the failure or neglect of Tenant, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage at the expense of Landlord, and the Rent shall be reduced in proportion to the extent the Demised Premises are rendered untenantable until such repairs are completed; provided, however, that if the Property is substantially damaged by fire or other cause to such extent that the damage cannot be fully repaired within sixty (60) days from the date of such damage, and if such loss was not caused by the Tenant's failure or neglect, Landlord or Tenant shall have the option of terminating this Lease by giving written notice to the other party of such decision and the term of this Lease shall terminate ten (10) days after such notice is given. No compensation or reduction of Rent shall be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Property.

      25. Eminent Domain. If the whole or a substantial part of the Demised Premises shall be taken or condemned by governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority, and Tenant shall not have any claim against Landlord and shall not have any claim for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of the Lease; provided, however, that Tenant may separately assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expenses compensable by statute. If less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the Rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes hereof, a substantial part of the Demised Premises shall be considered to have been taken if more than twenty percent (20%) of the Demised Premises are unusable by Tenant.

      26. Defaults and Remedies. (a) The following events shall be a default (hereinafter referred to as a "Default") of Tenant under this Lease:

                  (i) Failure of Tenant to make any payment of Rent (including Annual Increase) when due.

                  (ii) Failure of Tenant to make any payment of Additional Rent when due.

                  (iii) Failure of Tenant to perform or comply with any provision of this Lease to be performed or complied with by Tenant, other than provisions for the payment of Rent or Additional Rent, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

                  (iv) The taking of this Lease or the Demised Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof.

                  (v) If Tenant fails to take possession of the Demised Premises within a reasonable period of time after the lease commencement of the Term of this Lease or substantially vacates or abandons the Demised Premises prior to the normal expiration of the term.

                  (vi) The circumstance of Tenant, or any guarantor of Tenant's obligation hereunder, in financial difficulties as evidenced by (1) its admitting in writing its inability to pay its debts generally as they become due, or (2) its filing a petition in bankruptcy or for reorganization or the adoption of an arrangement under the Bankruptcy Act (as now or hereafter existing), or an answer or other pleading admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such Act, or (3) its making an assignment of all or a substantial part of its property for the benefit of its creditors or (4) its seeking or consenting to or acquiescing in the appointment of a receiver or trustee for all or a substantial part of its property or of the Demised Premises, or (5) its being adjudicated a bankrupt or insolvent, or (6) the entry of a court order without its consent, which order shall not be vacated, set aside or stayed within sixty (60) days from the date of entry, appointing a receiver or trustee for all or a substantial part of its property or approving a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to the Bankruptcy Act or for any other judicial modification or alteration of the rights of creditors.

            (b) The provisions of this paragraph shall apply notwithstanding the payment by Tenant of the security deposit and/or the continued willingness and ability of Tenant to pay Rent and otherwise perform hereunder. The receipt by Landlord of payments of Rent, as such, accruing subsequent to the time of Tenant's default under this paragraph and even though Landlord may have actual notice of the occurrence of an event of Default under this paragraph shall not be deemed a waiver by Landlord of the provisions of this paragraph.

            (c) Upon the occurrence of a Default, Landlord shall have the right at its election, then or at any time thereafter either:

                  (i) To give Tenant written notice of Landlord's intent to terminate this Lease on the date of the notice or on any later date, specified in the notice, and on such date Tenant's right to possession of the Demised Premises shall cease and this Lease shall thereupon be terminated; or

                  (ii) to re-enter without demand or notice and to take possession of all or any part of the Demised Premises and expel Tenant and those claiming through Tenant, and remove the property of Tenant and any other person, either by summary proceedings, by action at law or in equity, by force without due process of law, or by any other means, without being deemed guilty of trespass or liable for prosecution or damages therefor, and without prejudice to any remedies for nonpayment or late payment of Rent or breach of covenant. If Landlord elects to reenter under this provision, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet all or any part of the Demised Premises as agent for Tenant for such term or terms and at such rental and upon such other terms and conditions as Landlord may deem advisable in its sole and absolute discretion, with the right to make alterations and repairs to the Demised Premises. No such reentry or taking of possession of the Demised Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination be decreed by a court of competent jurisdiction at the instance of Landlord. Nothing herein shall be construed to require the Landlord to mitigate damages.

            (d) If Landlord terminates this Lease pursuant to the preceding subparagraph, Tenant shall remain liable (in addition to accrued liabilities) for (i) Rent, Additional Rent and any other sums provided for in this Lease until the date this Lease would have expired had such termination not occurred, and any and all expenses (including attorney's fees, disbursements and brokerage fees) incurred by Landlord in reentering and repossessing the Demised Premises, in making good any Default of Tenant, in painting, altering, repairing or dividing the Demised Premises, in protecting and preserving the Demised Premises by use of watchmen and caretakers, and in reletting the Demised Premises, and any and all expenses which Landlord may incur during the occupancy of any new tenant; less (ii) the net proceeds of any reletting prior to the date this Lease would have expired if it had not been terminated. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above for each month during the Term, at the end of each such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, and without regard to whether this Lease has been terminated, Tenant shall pay to Landlord all costs incurred by Landlord, including reasonable attorney's fees, with respect to any lawsuit or action instituted or taken by Landlord to enforce the provisions of this Lease. Tenant's liability shall survive the institution of summary proceedings and the issuance of any writ of restitution thereunder.

            (e) If Landlord terminates this Lease, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord on demand, as liquidated and agreed final damages in lieu of Tenant's liability hereunder, the Rent, Additional Rent and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, (minus the fair rental value negotiated in good faith with another tenant of the Demised Premises for the same period, if any). If the Demised Premises shall have been relet for all or part of the remaining balance of the Term by Landlord after a Default but before presentation of proof of such liquidated damages, the amount of rent reserved upon such reletting shall be deemed the fair rental value of the Demised Premises for purposes of the foregoing determination of liquidated damages. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of demand.

            (f) Tenant, on its own behalf and on behalf of all persons claiming through Tenant, including all creditors does hereby waive any and all rights and privileges, so far as is permitted by law, which Tenant and all such persons might otherwise have under any present or future law (i) to the service of any notice of intention to reenter which may otherwise be required to be given, (ii) to redeem the Demised Premises, (iii) to reenter or repossess the Demised Premises, or (iv) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court or otherwise, whether such dispossession, reentry, expiration or termination be by operation of law or pursuant to the provisions of this Lease.

            (g) In the event of any breach by Tenant or any person or persons claiming through Tenant of any of the provisions contained in this Lease, Landlord shall be entitled to enjoin such breach and shall have the right to invoke any right or remedy allowed at law or otherwise as if reentry, summary proceedings or other specific remedies were not provided for in this Lease.

            (h) Landlord shall, to the extent permitted by law, have (in addition to all other rights) a right of distress for Rent and Additional Rent and a lien on all Tenant's personal property as security for all adjusted Rent, Additional Rent and any other sums payable under this Lease.

            (i) If Tenant defaults in the making of any payment to a third party or in the doing of any act herein required to be made or done by Tenant, then after ten (10) days notice from Landlord (except in the event of nonpayment of Rent or Additional Rent, for which no notice is required), Landlord may, but shall not be required to, make such payment or do such act, and the amount and the expense thereof, if made or done by Landlord, with interest thereon at the rate of three hundred (300) base points over the prime rate of Crestar Bank, Richmond, Virginia, or its successor, but not to exceed the highest lawful rate, from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute Additional Rent hereunder due and payable with the next monthly installment of Rent; but the making of such payment or the doing of such act by Landlord shall not operate to cure such Default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

            (j) All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord now or hereafter under law or under this Lease.

      27. Waiver. If under the provisions hereof Landlord shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or Additional

Rent or to pursue any other remedy provided in this Lease. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

      28. Subordination. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the Property and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that the Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for an on behalf of Tenant. Notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, or deed in lieu thereof, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale; Tenant covenants and agrees that it shall at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of this Lease to the lien of said deed of trust and the attornment of the Tenant to such party. At the option of any landlord under any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to Landlord's interest in such ground or underlying lease and in that event, this Lease shall continue as a direct lease between Tenant herein and such landlord or its successor; and, in any case, such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any Rent for more than one month in advance, so that Rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made. Such landlord or successor under such ground or underlying lease shall not be bound by this Lease or any amendment or modification of this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor.

      29. Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing in such form as Landlord may request, (i) certifying that this Lease is unmodified (or if modified, stating the modifications) and in full force and effect (or if not in full force and effect, the reasons therefor), (ii) stating the dates to which the Rent, Additional Rent and other charges hereunder have been paid by Tenant,
(iii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner of the Property, any prospective purchaser of the Property, any mortgagee or prospective mortgagee of the Property, any prospective assignee of any such mortgagee, or any lessor or prospective lessor of the land which is a part of the Property.

      30. No Recourse to Landlord. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the Property of which the Demised Premises are a part and to no other assets of the Landlord or the holders of any mortgages or deeds of trust on the Property for satisfaction of any liability in respect of this Lease and shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or the holders of any mortgages or deeds of trust on the Property or any of their personal assets for such satisfaction.

      31. Holding Over. If Tenant shall, with the knowledge and consent of Landlord, continue to remain in the Demised Premises after the expiration of the Term of this Lease and any extensions thereof, then and in such event, Tenant shall, by virtue of this agreement become a tenant by the month at a monthly rental equal to one hundred twenty percent (120%) of the monthly installment of Rent agreed by the Tenant to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the Term above demised. Tenant shall give to Landlord at least thirty (30) days written notice of any intention to quit the Demised Premises, and Tenant shall be entitled to thirty (30) days written notice to quit the Demised Premises, except in the event of non-payment of Rent or Additional Rent or of the breach of any other covenant by Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty
(30) days notice to quit being hereby expressly waived; provided, however, that in the event that Tenant shall hold over after the expiration of the Term hereby created, and if Landlord shall desire to regain possession of the Demised Premises promptly at the expiration of the Term aforesaid, then at any time prior to Landlord's acceptance of Rent from Tenant as a monthly tenant hereunder, Landlord, at it option, may forthwith reenter and take possession of the Demised Premises without process, or by any legal process in force.

      32.Submission of Lease. The submission of this Lease for examination by Tenant does not constitute a reservation of or option for the Demised Premises, and this Lease shall become effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

      33. Covenant of Landlord. Landlord covenants that it has the right to make this Lease, and that if Tenant shall pay the Rent and Additional Rent and shall perform all of Tenant's obligation under this Lease, Tenant shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject, however, to the underlying lease, mortgages and deeds of trust described in Paragraph 28 and except as otherwise provided herein. The term "Landlord" as used herein shall mean solely the owner of Landlord's interest in the Property, whoever that may be at the relevant time, so that in the event of any sale or transfer of Landlord's interest in the Property, any prior Landlord shall be freed and relieved of all covenants and obligations of Landlord hereunder.

      34. Force Majeure. If Landlord, as the result of any (i) strikes, lockouts, or labor disputes; (ii) inability to obtain labor, materials, fuel, electricity, services or reasonable substitutes therefore; (iii) acts of God, civil commotion, fire or other casualty; (iv) governmental action of any kind; or (v) other conditions similar to those enumerated above beyond Landlord's reasonable control, fails punctually to provide any service or to perform any obligation on its part to be performed hereunder, then, unless otherwise expressly provided, such failure shall be excused and shall not be a breach hereunder, but only to the extent occasioned by such event. In the event, however, that any such event shall prevent Landlord's performance for a period longer than sixty (60) consecutive days, the Tenant shall have the right to terminate this Lease.

      35. Omitted.

      36. Omitted.

      37. Waiver of Trial by Jury. Tenant hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against each other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and/or Tenant's use or occupancy of the Demised Premises.

      38. Attorney's Fees. If, in the event of a default by Tenant, Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent or Additional Rent due, or to become due hereunder, or recovery of the possession of the Demised Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord's attorney's fees.

      39. Brokers. Landlord and Tenant each represent and warrant that neither of them has employed any broker in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty.

      40. Notices. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or sent by certified or registered mail, return receipt requested, first class, postage prepaid, (i) if to Landlord, at Suite 200, 1201 E. Abingdon Drive, Alexandria, Virginia 22314, and (ii) if to Tenant at 500 Pendleton Street, Alexandria, Virginia 22314, unless notice of a change of address is given pursuant to the provisions of this paragraph.

      41. Miscellaneous. (a) This Lease and the Exhibits attached hereto contain and embody the entire agreement of the parties hereto and no representations, inducements, or agreements, oral or otherwise, between Landlord and Landlord's agents and Tenant not contained in this Lease and Exhibits shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

            (b) The terms, covenants and conditions hereof shall be binding upon and inure to the permitted successors in interest and assigns of the parties hereto. Landlord may freely and idly assign its interest hereunder.

            (c) If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

            (d) Tenant shall not record this Lease without the written consent of Landlord, which may be given or denied in Landlord's sole discretion. If Landlord consents to such recordation, the cost thereof shall be paid by Tenant.

            (e) The captions and headings throughout this Lease are for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope of intent of this Lease nor in any way affect this Lease.

            (f) Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

            (g) Feminine or neuter pronouns shall be substituted for those of the masculine form, the plural shall be substituted for singular number and vice versa in any place or places herein in which the context may require such substitute or substitution.

            (h) This Lease is to be construed under the laws of the jurisdiction in which the Property is located.

      42. Omitted.

      43. Authority of Landlord and Tenant. Each individual executing this Lease on behalf of Landlord and Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Landlord or Tenant in accordance with a partnership agreement or a duly adopted resolution of the Board of Directors or in accordance with its bylaws and that this Lease is binding upon Landlord and Tenant in accordance with its terms.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal the day and year first hereinabove written.


                                       LANDLORD:

                                       NORTH POINT ASSOCIATES LIMITED
                                       PARTNERSHIP

                                       By NORTH POINT CORPORATION
                                          General Partner


                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                                       President


                                       TENANT:

                                       COMMONWEALTH SCIENTIFIC CORPORATION


                                       By: /s/ G.R. Thompson
                                           -------------------------------------
                                                        President

STATE OF VIRGINIA   )
                    )  ss:
AT LARGE            )

      On this ___ day of_________, 19__, before the undersigned, a Notary Public of the State and County aforesaid, personally appeared _______________________, who acknowledged himself to be the __________________ of North Point Associates Limited Partnership, a Virginia limited partnership, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.


                                           _____________________________________
                                                         Notary Public

My Commission Expires: _______________________


STATE OF VIRGINIA   )
                    )  ss:
AT LARGE            )

      On this 13th day of August, 1996 before the undersigned, a Notary Public of the State and County aforesaid, personally appeared George R. Thompson, who acknowledged himself to be the President of Commonwealth Scientific Corporation, a Virginia Corporation, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.



                                                   /s/ Janet C. Hollis
                                           -------------------------------------
                                                       Notary Public

My Commission Expires: August 31, 1999


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